SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 24, 2003
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                        General DataComm Industries, Inc.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Delaware                            1-8086                   06-0853856
   --------                            ------                   ----------
 (State or Other Jurisdiction       (Commission              (IRS Employer
   of Incorporation)                File Number)           Identification No.)


      Naugatuck, Connecticut                                    06770
      ----------------------                                    -----
 (Address of Principal Executive Offices)                     (Zip Code)



        Registrant's telephone number, including area code (203) 729-0271
                                                           --------------



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

On April 24, 2003, General DataComm Industries, Inc.'s wholly owned subsidiary, General DataComm Limited (England), completed the sale of its property (land and building) and expects to realize net proceeds of approximately $1.9 million after commissions and applicable taxes. Such proceeds will be used to reduce the outstanding debt owed to the Company's secured lenders.
























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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       General DataComm Industries, Inc.
                                       ---------------------------------
                                                  (Registrant)


                                       By:      WILLIAM G. HENRY
                                              --------------------
                                              William G. Henry
                                              Vice President and
                                              Principal Financial Officer



Dated:  May 5, 2003

















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